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                                                                   EXHIBIT 32.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Executive Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the registrants' Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). The undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

November 10, 2003                              /s/ John C. Goff
                                               ---------------------------------
                                               John C. Goff
                                               Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and will be retained by Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and furnished to the Securities and Exchange Commission or its staff upon request.

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                                                                   EXHIBIT 32.01

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         The undersigned, Jerry R. Crenshaw, Jr., the Executive Vice President and Chief Financial and Accounting Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Executive Vice President and Chief Financial and Accounting Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the registrants' Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). The undersigned hereby certifies that:

     (3) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

November 10, 2003                          /s/ Jerry R. Crenshaw, Jr.
                                           -------------------------------------
                                           Jerry R. Crenshaw, Jr.
                                           Executive Vice President and Chief
                                           Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and will be retained by Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and furnished to the Securities and Exchange Commission or its staff upon request.